UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 5, 2020

Primo Water Corporation
(Exact name of registrant as specified in its charter)

Canada (State or other jurisdiction of incorporation)	001-31410 (Commission File Number)	98-0154711 (IRS Employer Identification No.)

Corporate Center III 4221 W. Boy Scout Blvd., Suite 400 Tampa, Florida, United States (Address of Principal Executive Offices)	33607 (Zip Code)

Registrant’s telephone number, including area code:(813) 313-1732

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common shares without nominal or par value	PRMW	New York Stock Exchange
Toronto Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02. Results of Operations and Financial Condition.

On May 7, 2020, Primo Water Corporation (the “Company”) issued a press release reporting financial results for the fiscal quarter ended March 28, 2020.  A copy of the press release is furnished herewith under the Securities Exchange Act of 1934, as amended, as Exhibit 99.1 to this Form 8-K and is incorporated by reference into this Item 2.02 as if fully set forth herein.

Item 5.07. Submission of Matters to a Vote of Security Holders.

The Company’s Annual Meeting of Shareowners (the “Meeting”) was held on Tuesday, May 5, 2020. As at the record date of March 16, 2020, 156,497,165 common shares were outstanding and entitled to notice of and to vote at the Meeting.

Election of Directors

At the Meeting, shareowners approved the election of Britta Bomhard, Susan E. Cates, Jerry Fowden, Stephen H. Halperin, Thomas J. Harrington, Betty Jane Hess, Gregory Monahan, Mario Pilozzi, Billy D. Prim, Eric Rosenfeld, Graham W. Savage and Steven P. Stanbrook to serve for the ensuing year and until their respective successors are elected.

	For	Against	Withhold	Broker non-votes
Britta Bomhard	114,973,859	-	1,536,811	12,243,597

Susan E. Cates	115,763,222	-	747,448	12,243,597

Jerry Fowden	114,449,298	-	2,061,372	12,243,597

Stephen H. Halperin	113,132,961	-	3,377,709	12,243,597

Thomas J. Harrington	114,851,474	-	1,659,196	12,243,597

Betty Jane Hess	107,548,221	-	8,962,449	12,243,597

Gregory Monahan	114,930,246	-	1,580,424	12,243,597

Mario Pilozzi	114,947,797	-	1,562,873	12,243,597

Billy D. Prim	114,840,433	-	1,670,237	12,243,597

Eric S. Rosenfeld	85,612,388	-	30,898,282	12,243,597

Graham W. Savage	113,673,896	-	2,836,774	12,243,597

Steven P. Stanbrook	115,488,804	-	1,021,866	12,243,597

Appointment of PricewaterhouseCoopers LLP as the Company’s Independent Registered Certified Public Accounting Firm

At the Meeting, shareowners approved the appointment of PricewaterhouseCoopers LLP to serve as the Company’s independent registered certified public accounting firm for its 2020 fiscal year.

For	Against	Withhold	Broker non-votes
128,072,411	671,413	10,443	-

Advisory Vote on Executive Compensation

At the Meeting, shareowners approved, on an advisory basis, the compensation paid to the Company’s named executive officers, as disclosed pursuant to Item 402 of Regulation S-K, including Compensation Discussion and Analysis, compensation tables and narrative discussion.

For	Against	Withhold	Broker non-votes
112,195,432	4,193,474	121,764	12,243,597

Item 8.01. Other Events

On May 6, 2020, the Company announced that the Board of Directors declared a dividend of US$0.06 per common share, payable in cash on June 17, 2020 to shareowners of record at the close of business on June 5, 2020.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

99.1	Press Release of Primo Water Corporation, dated May 7, 2020 (furnished herewith).

104	Cover Page Interactive Data (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Primo Water Corporation
(Registrant)

May 7, 2020

	By:	/s/ Marni Morgan Poe
Marni Morgan Poe
Chief Legal Officer and Secretary